Business combination	12 Months Ended
Dec. 31, 2023
Business combination
Business combination

Note 6

Business combination

On 19 December 2023, Cadeler acquired 86.39% of shares in Eneti Inc. via a share exchange offer. The remaining shares were acquired through a squeeze - out merger on 29 December 2023.

About Eneti

Eneti Inc. has been listed for trading on the NYSE since 12 December 2013 and was an international shipping company focused on serving the offshore wind and marine-based renewable energy industry by providing installation and maintenance services through the operation WTIVs. WTIVs are vessels specifically designed for the transport and installation of offshore wind turbines, which are power generating devices driven by the kinetic energy of the wind near-shore or further offshore on coastlines for commercial electricity generation, onto pre-prepared foundations. Eneti operated its marine energy business internationally, primarily in Europe and Asia. Eneti generated revenues of USD 141 million in 2023 with close to 300 employees.

Strategic rationale and synergies

The business combination with Eneti has to combine two leading offshore wind companies. The combination represents a significant step up in the ability to meet the increased demand globally for larger and more complex projects. Cadeler and Eneti are a strong match with many potential synergies as a result of similarities in business models, services and strategies. Additionally, scale remains one of the key competitive advantages in the offshore installation market with significant expected operational and commercial benefits driven by an increase in scale, a complementary fleet, and deep industry relationships, to support the needed green transition.

Consideration transferred

The consideration transferred for the shares in Eneti has been made in Cadeler shares by offering 3.409 ordinary Cadeler shares for one Eneti share. A total of 113,809,868 Cadeler shares have been exchanged, in return of 86% ownership of Eneti, at a fair value of EUR 441.2 million based on the acquisition date share closing price of NOK 44.10 on the Oslo Stock Exchange. In addition, in order to acquire shares not tendered, a squeeze out merger payment of EUR 54.7 million has been settled in cash, in return of 14% ownership of Eneti. Furthermore, an Eneti financing arrangement was settled by Cadeler immediately prior to closing. The payment made by Cadeler of EUR 40.9m, has been adjusted in the transaction price. The total consideration transferred amounts to EUR 536.9 million. Adjusted for the fair value of cash and cash equivalents acquired and non-cash consideration, the net cash purchase price received amounts to EUR 10.4 million.

Earnings impact

The acquisition of Eneti has contributed revenues of approximately EUR 3.4 million and net loss of approximately EUR (1.1) million to the Group for the period 19 December to 31 December 2023.

If the acquisition had occurred on 1 January 2023, the consolidated pro forma revenue and net loss of the combined Group for the year ended 31 December 2023 would have been approximately EUR 234 million and EUR (92) million, respectively.

Transaction costs

Total transaction costs recognised amount to EUR 14.7 million, of which EUR 7.7 million have been recognised as Administrative expenses in the Consolidated Statement of Profit and Loss and EUR 7.0 million recognised in Equity in the Consolidated Balance Sheet in relation to issuing of Cadeler shares issued for settling the share-for-share exchange offer.

Fair value of acquired net assets and recognised goodwill

As the closing of the acquisition was 19 December 2023, the acquisition accounting for the Eneti acquisition is ongoing, thus net assets, goodwill and contingent assets and liabilities recognised at the reporting date are to some extent still provisional. Adjustments may be applied to these amounts for a period of up to twelve months from the acquisition date in accordance with IFRS 3 (revised). Goodwill arising from the acquisition has not yet been allocated to the cash generating unit.

Goodwill recognised mainly relates to the operational efficiencies and expected synergies from the integration of Eneti into the Cadeler Group. Recognised goodwill is non-deductible for tax purposes.

Fair value measurement

Material net assets acquired for which significant estimates have been applied in the fair value assessment have been recognised using the following valuation techniques:

Property, plant and equipment

Fair value of property, plant and equipment relating to mainly vessels is measured based on external market valuations at the time of the acquisition carried out by professional appraisers, substantiated by an income approach, based on the present values of the expected cash flows.

Receivables

The fair value of acquired trade and other receivables and contract assets amounts to EUR 29.4 million. Collectability of receivables has been assessed and no adjustments to the contractual cash flows have been made. As such, it is expected that contractual amounts can be collected.

The provisional fair value of identified net assets and goodwill recognised comprises as follows:

Fair value of assets acquired and liabilities assumed

EUR’000	19 December 2023
Vessels including dry docks	296,707
Vessel under construction	144,219
Other fixtures & fittings	598
Right-of-use assets	1,033
Trade and other receivables	29,408
Inventories	147
Prepayments	3,821
Cash and cash equivalents	106,056
Total assets	581,989
Provisions	6,987
Deferred tax liabilities	10,315
Trade and other payables	40,271
Lease liabilities	1,300
Deferred charter hire income	1,937
Current income tax liabilities	1,217
Total liabilities	62,027

Total identifiable net assets at fair value	519,962
Goodwill arising on acquisition	16,919
Purchase price transferred	536,881
Cash and cash equivalents acquired	106,056
Consideration paid in shares	441,228
Net cash purchase price	(10,403)